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         AGREEMENT FOR DISSOLUTION OF JOINT VENTURE/PARTNERSHIP

  THIS AGREEMENT FOR DISSOLUTION OF JOINT VENTURE/PARTNERSHIP (this "Agreement") is made effective as of the 18th day of December, 1996, by and between Prudential Acquisition Fund I, L.P. ("PAF") and Prudential Realty Acquisition Fund II, L.P. ("PRAF").

                              BACKGROUND

  On May 8, 1985, PAF and The Prudential Insurance Company of America ("Prudential") entered into a certain Joint Venture Agreement, thereby creating a joint venture/partnership under Florida law, which operated under the name of "Ridge Plaza Joint Venture" ("Ridge Plaza"). The purpose of Ridge Plaza was to enter into contracts to purchase two shopping centers located in Broward County, Florida (the "Centers"), and to acquire and operate for investment purposes, the Centers.

  As of May 15, 1986, Prudential sold its entire interest in Ridge Plaza to PRAF as documented in that certain Third Amendment to Joint Venture Agreement of Ridge Plaza Joint Venture dated as of May 15, 1986.

  On March 26, 1996, Ridge Plaza sold the Centers and distributed the proceeds of such sale to its joint venture partners.

  The parties have agreed that since Ridge Plaza has distributed substantially all of its assets, Ridge Plaza should be dissolved as of December 18th, 1996, and that any remaining joint venture/partnership assets should be distributed between the parties hereto.

  NOW THEREFORE, in consideration of the promises and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

                              AGREEMENT

  1. Dissolution. Effective on the date first above written, Ridge Plaza is hereby dissolved. Accordingly the business of Ridge Plaza shall be wound up and all its assets distributed in liquidation in accordance with its Joint Venture Agreement and this Agreement.

  2. Closing of Books. The partnership books of Ridge Plaza will be closed and an accounting will be completed on or before December 31, 1996.

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  3. Distribution of the Assets. All remaining assets of Ridge Plaza shall be distributed in accordance with Section 13.5 of the Joint Venture Agreement.

  4. Final Partnership Return. Ridge Plaza will (i) file its final Form 1065, U.S. Partnership Return of Income, and (ii) distribute Schedule K-1's, Partner's Share of Income, Credits, Deductions, etc., to PAF and PRAF, respectively, for the calendar year 1996, on or before April 15, 1997.

  5. Retention of the Joint Venture/Partnership Books. The joint venture/partnership books will be retained by Prudential Securities, as agent for PAF and PRAF for a period of six (6) years. PAF and PRAF and their agents will have access to the joint venture/partnership books during said six (6) year period for all reasonable purposes.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESSES:
                                      PAF
                                      Prudential Acquisition Fund I, L.P.,
                                      a Delaware limited partnership, partner

                                      By: Prudential Realty Partnerships, Inc.,
                                                general partner

/s/ Ellen T. Kendall                      By: /s/ Kevin R. Smith
-------------------------------               -------------------------
Name: Ellen T. Kendall  (print)           Name:  Kevin R. Smith
                                          Its:   Vice President
/s/ Kelly A. Arrigo
-------------------------------
Name: Kelly A. Arrigo   (print)


                                   PRAF
                                   Prudential Realty Acquisition Fund II, L.P., a Delaware limited partnership, partner

                                   By: Prudential Realty Partnerships, Inc.,
                                           general partner

/s/ Ellen T. Kendall                      By: /s/ Kevin R. Smith
-------------------------------               -------------------------
Name: Ellen T. Kendall  (print)           Name:  Kevin R. Smith
                                          Its:   Vice President
/s/ Kelly A. Arrigo
-------------------------------
Name: Kelly A. Arrigo   (print)

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